UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 7, 2013

MASTECH HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1000 Commerce Drive, Suite 500, Pittsburgh, PA	15275
(Address of Principal Executive Offices)	(Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 7, 2013, Mastech Holdings, Inc. (the “Company”) will present at Sidoti’s Micro Investor Conference in New York, NY. Attached as Exhibit 99.1 are the slides that will be presented. These slides will be available on the Company’s website at www. mastech.com.

The information in this Current Report on Form 8-K being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	June 7, 2013 – Sidoti’s Micro Investor Conference presentation slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH HOLDINGS, INC.

By:	/s/ John J. Cronin, Jr.
Name:	John J. Cronin, Jr.
Title:	Chief Financial Officer

June 7, 2013